EXHIBIT 10.8


                                      LEASE


     This Indenture, made this 1st day of August, 1995, by and between Don W McLeod McLeod Business Properties 4911 Jefferson NE Albuquerque, NM 87109, hereinafter, whether singular or plural, masculine feminine, or neuter, designated as "Lessor," which expression shall include Lessor's heirs, personal representatives, assigns, and successors in interest, and North Star Research Corporation 4421 McLeod NE Albuquerque, NM 87109, hereinafter, whether singular or plural, masculine, feminine, or neuter, designated as "Lessee, " which expression shall include all Lessees, jointly and severally, and shall include Lessee's heirs, personal representatives, assigns, and successors in interest,
WITNESSETH:

I.   DEMISE OF PREMISES.

     Lessor, for and in consideration of the covenants and agreements herein contained to be kept and performed by Lessee, Lessee's heirs, personal representatives, assigns, and successors in interest, and upon the terms and conditions herein contained, does hereby let, lease, and demise to Lessee the following-described premises situated in Albuquerque, in the County of Bernalillo, State of New Mexico, to-wit:

7165 sq ft office warehouse @ 4421 McLeod NE Albuquerque, NM

II.  TERM OF LEASE.

     The term of this Lease shall be for a period of three (3) (36) (months) years, beginning on the 1st day of September, 1995, and ending on the 31st day of August, 1997.

III. RENT.

     Lessee, for and in consideration of this Lease and the demise of the said premises by Lessor to Lessee, hereby agrees and covenants with Lessor to pay as rent for the said premises, without notice or demand, the sum of one hundred forty-five thousand three hundred eighty 63/100 Dollars ($145,380.63) in the following manner, to wit:

9/1/95--8/31/96              $3,881.04 per month         $46,572.50 annual
9/1/96--8/31/97              $4,036.28 per month         $48,435.36 annual
9/1/97--8/31/ 98             $4,197.73 per month         $50,372.77 annual

All of the rent shall be paid by Lessee to Lessor or Lessor's order in lawful money of the United Staten at 4911 Jefferson NE Albuquerque, New Mexico 87109, or at such other place as Lessor may designate from time to time for this purpose.

IV.  USE OF PREMISES.

     Lessee, for and in consideration of this Lease and the demise of the said premises by Lessor to Lessee, hereby agrees and covenants with Lessor to use and occupy the said premises for the purpose of office, assembly, warehouse and for

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no other purpose without first obtaining the written content of Lessor therefor;
the Lessee shall not use occupy or permit the demised premises to be used or occupied, or do or permit anything to be done in or on the demised premises, in a manner which will make void or voidable any insurance then in force with respect thereto, or which will make it impossible to obtain fire or other insurance required to be furnished hereunder, or which will cause or be likely to cause structural damage to the demised premises or any portion thereof, or which will constitute a public or private nuisance. Further, the Lessee shall not use or occupy or permit the demised premises to be used or occupied for any business, purpose, or use deemed disreputable or extra-hazardous, or for any purpose or in any manner which is in violation of any present or future municipal, state and federal ordinances, laws, rules and regulations.

V.   CONDITION OF PREMISES AND REPAIRS.

     Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessee has examined the said premises prior to the execution hereof, knows the condition thereof, and acknowledges that Lessee has received the said demised premises in good order and condition, and that no representation or warranty as to the condition or repair of the said premises has been made by Lessor, and, at the expiration of the term of this Lease, or any renewal or extension thereof, Lessee will yield up peaceably the said premises to Lessor in as good order and condition as when the same were entered upon by Lessee, loss by fire or inevitable accident, damage by the elements, and reasonable use and wear excepted; that Lessee will keep, at Lessee's own expense, the said premises in good order and repair during the term of this Lease, or any extension or renewal thereof, and will repair and replace promptly, at Lessee's own expense, any and all damage, including, but not limited to, damage to roof, walls, floors and foundations, heating and cooling units, plumbing, glass, sidewalks, and all other appurtenances, that may occur from time to time; that Lessee hereby waives any and all right to have such repairs or replacements made by Lessor or at Lessor's expense; and that, if Lessee fails to make such repairs and replacements promptly, or, if such repairs and replacements have not been made within fifteen (15) days after the occurrence of damage, Lessor may, at Lessor's option, make such repairs and replacements, and Lessee hereby agrees and covenants to repay the cost thereof to Lessor on demand.

VI.  LIABILITY OF LESSOR.

     Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessor shall not be liable for any damage to persons or property arising from any cause whatsoever, which shall occur in any manner in or about the said premises, and Lessee hereby agrees to indemnify and save harmless Lessor from any and all claims and liability for damage to persons or property arising from any cause whatsoever, which shall occur in any manner in or about the said premises. Further, Lessee hereby agrees and covenants with Lessor that Lessor shall not be liable for any damage to the said demised premises, or to any part thereof, or to any property or effects therein or thereon, caused by leakage from the roof of said premises or by bursting, leakage, or overflowing of any waste pipes, water pipes, tanks, drains, or stationary washstands, or by reason of any damage whatsoever caused by water from any source whatsoever, and Lessee hereby agrees and covenants to indemnify and save harmless Lessor from any and all claims and liability for any damage to the said demised premises, or to any part thereof, or to any property or effects therein or thereon.

VII. REQUIREMENTS OF PUBLIC AUTHORITY.

     Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that during the term of this Lease, Lessee shall, at its own cost and expense, promptly observe and comply

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with all present and future municipal, state, and federal ordinances, laws, rules, and regulations affecting the demised premises or appurtenances thereto, or any part thereof, whether the same are in force and effect at the time of the commencement of the term of this Lease or may in the future be passed, enacted, or directed, and Lessee shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims, and demands, including reasonable attorney's fees, that may in any manner arise out of or be imposed because of the failure of Lessee to comply with the covenants and agreements of this paragraph VII. Further, Lessee hereby agrees and covenants with Lessor that if Lessee fails to comply promptly with any present or future municipal, state, and federal ordinances, laws, rules, and regulations, or fails to comply by such time that compliance may be required by law, Lessor may, at Lessor's option, take such actions as may be necessary to comply with all present and future municipal, state, and federal ordinances, laws, rules, and regulations, and Lessee hereby agrees and covenants to repay the cost incurred by Lessor in taking such action to Lessor on demand.

VIII. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

     Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessee shall not make, or suffer or permit to be made, any alterations, additions, or improvements whatsoever in or about the said demised premises without first obtaining the written consent of Lessor therefor; provided, however, that such consent, if given, shall be subject to the express condition that any and all alterations, additions, and improvements shall be done at Lessee's own expense and in accordance and compliance with all applicable municipal, state, and federal ordinances, laws, rules, and regulations, and that Lessee hereby covenants and agrees with Lessor that in doing and performing such work Lessee shall do and perform the same at Lessee's own expense, in conformity and compliance with all applicable municipal, state, and federal ordinances, laws, rules, and regulations, and that no liens of mechanics, materialmen, laborers, architects, artisans, contractors, sub-contractors, or any other lien of any kind whatsoever shall be created against or imposed upon the said demised premises, or any part thereof, and that Lessee shall indemnify and save harmless Lessor from any and all liability and claims for damages of every kind and nature which might be made, or from judgments rendered against Lessor or against said demised premises on account of or arising out of such alterations, additions, or improvements.

IX.  OWNERSHIP OF ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

     Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that any and all alterations, additions, and improvements, except signs, shelving, movable furniture and equipment not affixed to the roof, walls, or floors, made at Lessee's own expense after having first obtained the written consent of Lessor therefor, in accordance with the provisions contained in Paragraph VIII hereof, whether or nor attached to the roof, walls, floors, foundations, or the premises in any manner whatsoever, shall immediately merge and become a permanent part of the realty, and any and all interest of the Lessee therein shall immediately vest in Lessor, and all such alterations, additions, and improvements shall remain on the said premises and shall not be removed by Lessee at the termination of this Lease. The signs, shelving, moveable furniture and equipment not affixed to the roof, walls, or floors, shall be removed by Lessee at Lessee's expense on or before the termination of the Lease, and Lessee shall repair any damage caused thereby at Lessee's own expense, such that the premises shall be in as good order and condition as when the same were entered upon by Lessee.

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X.   ASSIGNMENT AND SUBLETTING.

     Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that neither Lessee nor Lessee's heirs, personal representatives, assigns, or successors in interest shall assign this Lease or sublet the said demised premises, in whole or in part, without first obtaining the written Consent of Lessor therefor; that no assignment of this Lease or any subletting of the said demised premises, in whole or in part, shall be valid, except by and with the written consent of Lessor first obtained; that the consent of Lessor to any such assignment or subletting shall not operate to discharge Lessee or Lessee's heirs, personal representatives, assigns, or successors in interest from their liability upon the agreements and covenants of this Lease, and Lessee, Lessee's personal representatives, assigns, and successors in interest shall remain liable for the full and complete performance of all of the terms, conditions, covenants, and agreements herein contained as principals and not as guarantors or sureties, to the same extent as though no assignment or sublease had been made; that any consent of Lessor to any such assignment or subletting shall not operate as a consent to further assignment or subletting or as a waiver of this covenant and agreement against assignment and subletting; and that following any such assignment or subletting, the assignee and/or sublettee shall be bound by all of the terms, conditions, covenants, and agreements herein contained including the covenant against assignment and subletting.

XI.  UTILITY AND OTHER CHARGES.

     Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor to pay promptly all utility and other charges of whatsoever kind and nature, including charges for electrical, gas, garbage, sewage, telephone, and other services, which may be incurred in connection with Lessee's use of the said premises, and to indemnify and save harmless Lessor therefrom.

XII. LESSOR'S RIGHT OF ENTRY AND TO MAKE ALTERATIONS, ADDITIONS, AND
     IMPROVEMENTS.

     Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessor, Lessor's heirs, personal representatives, assigns, agents, attorneys, and successors in interest shall have the right at any time, upon reasonable notice to Lessee, to enter upon the said premises to inspect the same and to make any and all improvements, alterations, and additions of any kind whatsoever upon the said premises, providing such improvements, alterations, and additions are reasonably necessary or convenient to the use to which the said premises are being put at the time, but at no time shall Lessor be compelled or required to make any improvements, alterations, or additions.

XIII. TAXES, OTHER ASSESSMENTS, AND INSURANCE.

     Lessee and Lessor hereby covenant and agree that all taxes and special and general assessments of whatsoever kind and nature, extraordinary as well as ordinary, which have been or may be levied upon the said demised premises and upon any alterations, additions, and improvements thereon, shall be paid by lessor at the time when the same become due and payable, and that all taxes and special and general assessments of whatsoever kind and nature, extraordinary as well as ordinary, which have been or may be levied upon the personal property located upon the said demised premises shall be paid by lessee at the time when the same shall become due and payable. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor to carry and maintain in full force and effect during the term of this Lease, and any extension or renewal thereof, at Lessee's expense, public liability insurance covering bodily injury and property damage liability, in a form and with an insurance company acceptable to Lessor, with limits of coverage of not less than $ 1,000,000.00 for each person and $ 2,000,000.00 in the aggregate for bodily injury or death liability for each accident, and $ 1,000,000.00 for property damage liability for each accident, for the benefit of both Lessor and Lessee as protection against all liability claims arising from the premises. Lessee hereby agrees and covenants with Lessor to deliver a copy of the insurance policy or policies to Lessor at the beginning of the term of this Lease, or as soon thereafter as practicable, and to give Lessor not less than ten (10) days' written notice informing Lessor of the expiration of any such policy. Fire and extended coverage insurance upon all buildings, alterations, and improvements upon the said premises shall be provided for as follows: ________________________________________________________________, and
fire and extended coverage insurance upon all of the contents and other personal property situated upon the said premises shall be provided for as follows:
___________________________________. It is understood and agreed by and between the parties that a copy of each policy of fire and extended coverage insurance shall be provided to the parties hereto at the beginning of the term of this Lease, or as soon thereafter as practicable, and that the party who is responsible for paying the premiums on each policy of fire and extended coverage insurance shall give the other party not less than ten (10) days' written notice informing the other party of the expiration of any such policy.

XIV. HOLDING OVER.

     Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessors that no holding over by Lessee after the expiration of this Lease, or any renewal or extension thereof, whether with or without the consent of Lessor, shall operate to extend or renew this Lease, and that any such holding over shall be construed as a tenancy from month to month at the monthly rental which shall have been payable at the time immediately prior to when such holding over shall have commenced, and such tenancy shall be subject to all the terms, conditions, covenants, and agreements of this Lease.

XV.  BANKRUPTCY AND CONDEMNATION.

     Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that should Lessee make an assignment for the benefit of creditors or should be adjudged a bankrupt, either by voluntary or involuntary proceedings, or if otherwise a receiver or trustee should be appointed by any court of competent jurisdiction for Lessee because of any insolvency, or any execution, attachment, replevin, or other court order should be issued against the Lessee or any of Lessee's property, whereby the demised premises or any building or buildings, or alterations, additions, or improvements thereon, shall be taken or occupied or attempted to be taken or occupied by someone other than the Lessee, the occurrence of any such event shall be deemed a breach of this Lease, and, in such event, Lessor shall have the option to forthwith terminate this Lease and to re-enter the said demised premises and take possession thereof, whereupon Lessee shall quit and surrender peaceably the said demised premises to Lessor. In no event shall this Lease be deemed an asset of Lessee after the assignment for the benefit of creditors, the adjudication in bankruptcy, the appointment of a receiver or trustee, or the issuance of a Writ of Execution, a Writ of Attachment, a Writ of Replevin, or other court order against Lessee or Lessee's property whereby the demised premises or any building or buildings, or alterations, additions, or improvements thereon, shall be taken or occupied or attempted to be taken or occupied by someone other than the Lessee. Further, Lessee hereby covenants and agrees with Lessor that in the event the said demised premises, or any part thereof, shall be taken for any public or quasi-public use under any Statute or by right of eminent domain, this Lease shall automatically terminate, as to the part so taken, as of the date possession shall have been taken, and the rent reserved shall be adjusted so that Lessee shall be required to pay for the

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remainder of the term that portion of the rent reserved in the proportion that the said demised premises remaining after the taking for public or quasi-public use bears to the whole of the said demised premises before the taking for public or quasi-public use. All damages and payments resulting from the taking for public or quasi-public use of the said demised premises shall accrue to and belong to Lessor, and Lessee shall have no right to any part thereof.

XVI. DESTRUCTION.

     Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessor that if at any time during the term of this Lease, or any extension or renewal thereof, the said demised premises shall be totally or partially destroyed by fire, flood, earthquake, or other calamity, then Lessor shall have the option to rebuild or repair the building or buildings, and any alterations, additions, or improvements on the demised premises, in as good condition as they were immediately prior to such calamity; provided, however, that such rebuilding or repair shall be commenced within a period of thirty days after notice in writing to Lessor of such destruction or damage. In such case, a just and proportionate part of its rental herein specified shall be abated until such demised premises shall have been rebuilt and repaired. In case, however, Lessor shall within thirty days following notice in writing to him of such damage elect not to rebuild or repair said premises, Lessor shall so notify Lessee and, thereupon, this Lease shall terminate and become null and void. Moreover, in no event, shall Lessor have any duty or obligation to rebuild or repair any signs, shelving, moveable furniture, equipment not affixed to the roof, walls, or floors as a permanent part of the realty, or any other personal property owned or leased by the Lessee and used to carry out the purpose for which Lessee is leasing the demised premises.

XVII. SIGNS.

     Lessor and Lessee covenant and agree that Lessee may at Lessee's own expense erect and maintain a sign or signs to carry out the purpose for which Lessee is leasing the said demised premises; provided, however, the location, type and design of all exterior signs shall be first approved in writing by Lessor. Upon the expiration of this Lease, or any renewal or extension thereof, Lessee shall remove such sign or signs and shall repair any damage to the premises caused thereby at Lessee's own expense. Further, at any time within thirty days prior to the termination of this Lease, or any renewal or extension thereof, Lessor shall have the right to place upon any part of said demised premises any "For Rent" or "For Lease"" signs that Lessor may select.

XVIII. TERMINATION AND REMEDIES.

     It is expressly understood and agreed between the parties hereto, that if the rent above reserved, or any part thereof, shall be in arrears or unpaid on the day of payment whereon the same ought to be paid as aforesaid, or if default shall be made in any of the covenants or agreements herein contained to be kept by Lessee, Lessee's heirs, personal representatives, assigns, and successors in interest, it shall and may be lawful for the Lessor, Lessor's heirs, personal representatives, agents, attorneys, assigns, or successors in interest, at Lessor's election, to declare said term ended and to re-enter the said premises, or any part thereof, either with or without process of law, and to expel, remove, and put out the Lessee, or any other person or persons occupying the demised premises, using such force as may be necessary in so doing, and to repossess and enjoy the same premises again as in its first and former state, and to distrain for any rent that may be due thereon any property belonging to Lessee, whether or not the same be exempt from execution and distress by law, and Lessee in that case hereby waives any and all legal rights which Lessee now has or may have, to hold or retain any such property under any exemption laws

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now or hereafter in force in the State of New Mexico, or in any other way. It is the intent of the parties hereto to hereby recognize in Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, a valid first lien as provided by the laws of New Mexico, upon any and all goods, chattels, and other property belonging to Lessee and located in said premises, as security for the payment of said rent and fulfillment of the faithful performance of the agreements, covenants, terms, and conditions hereof as herein provided, anything hereinbefore mentioned to the contrary notwithstanding. And if at any time said term shall be ended at such election of Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, as aforesaid, or in any other way, Lessee, Lessee's heirs, personal representatives, assigns, or successors in interest, do hereby covenant and agree to surrender and deliver up the above-described premises and property peaceably to Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, immediately upon the termination of said term as aforesaid, and if Lessee shall remain in possession of the same ten (10) days after notice of such default, or after the termination of the Lease in any of the ways above named, Lessee shall be deemed guilty of a forcible detainer of said premises under the laws of New Mexico and shall be subject to all the conditions and provisions above named, and shall also be subject to eviction and removal forcible or otherwise, with or without process of law as above stated. Further, it is covenanted and agreed by and between the parties hereto that at any time after any such termination, the Lessor may relet the demised premises, or any part thereof, in the name of the Lessor or otherwise, for such term and on such conditions as the Lessor, in Lessor's sole and absolute discretion, may determine, and may collect and receive the rent therefor. Moreover, in the event Lessor relets the demised premises, or any part thereof, it is explicitly understood and agreed by and between the parties hereto that the term may be greater or lesser than the period which would otherwise have constituted the balance of the term of this Lease, and the conditions may include free rent or other concessions which may be reasonably required to induce another party to lease the demised premises. Notwithstanding anything herein to the contrary, the Lessor shall have no obligation hereunder to relet the demised premises, or any part thereof, and shall in no way be responsible or liable for any failure to collect any rent due upon such reletting. It is also covenanted and agreed by and between the parties hereto that no such termination of this Lease shall relieve the Lessee of its liabilities and obligations under this Lease, and such liabilities and obligations shall survive any such termination. In the event of any such termination, whether or not the demised premises, or any part thereof, shall have been relet, the total remaining balance of the rent which would be due and payable for the remainder of the term of this Lease, if this Lease were still in effect, less the net proceeds of any reletting effected pursuant to the Lessor's sole discretion, after deducting from the net proceeds all of the Lessor's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, alteration costs, and expenses of preparation for such reletting, shall become immediately due and payable, as and for liquidated damages of the Lessee's default. Nothing herein contained, however, shall limit or prejudice the right of Lessor to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at tine time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater than, equal to, or less than, the amount of the difference referred to above, and whether or not such amount shall be immediately or otherwise due and payable. Further, it is covenanted and agreed to by and between the parties hereto, that in addition to other remedies provided for in this Lease, the Lessor shall be entitled to restraint by injunction of the violation, or attempted or threatened violation, of any agreement or covenant of this Lease, or to a decree specifically compelling performance of any such agreement or covenant. The Lessee, the Lessee's heirs, personal representatives, assigns, and successors in interest, hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings to that end. Lessee, the Lessee's heirs, personal representatives, assigns, and successors in interest, also hereby expressly waives any right of redemption or re-entry or repossession or to restore the operation of this Lease in case the Lessee shall be dispossessed by a judgment

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or by warrant of any court or judge or in case of re-entry or repossession by the Lessor. It is further covenanted and agreed by and between the parties hereto, that the Lessee shall pay and discharge all costs, reasonable attorney's fees, and expenses incurred by Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, in enforcing the covenants of this Lease, or incurred by Lessor in pursuing any or all remedies which are or may be available hereunder or allowed at law or in equity, or incurred by Lessor in connection with reletting the demised premises.

XIX. LESSOR'S REMEDIES ARE CUMULATIVE.

     The specified remedies to which the Lessor may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Lessor may be lawfully entitled in case of any breach or threatened breach by the Lessee of any of the agreements and covenants herein contained.

XX.  WAIVERS.

     Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessor that the delay or omission in the enforcement of any of the agreements and covenants herein contained, or in the exercise of any of Lessor's rights hereunder, shall not affect the duty of the Lessee to thereafter faithfully fulfill and perform all of the agreements and covenants herein contained, and that the failure, neglect, or omission of Lessor to terminate this Lease for any one or more breaches of any agreements and covenants hereof, shall not be deemed a consent by Lessor of such breach and shall not impede, impair, estop, bar, or prevent Lessor from thereafter terminating this Lease, either for such violation, or for prior or subsequent violations of any covenant or agreement hereof.

XXI. BINDING ON HEIRS, PERSONAL REPRESENTATIVES, ASSIGNS, AND SUCCESSORS IN INTEREST.

     It is understood and agreed by and between the parties hereto that the agreements, covenants, terms, conditions, provisions, and undertakings in this Lease, or in any extension or renewal thereof, shall extend to and be binding upon the heirs, personal representatives, assigns, and successors in interest of all respective parties hereto, as if they were in every case named and expressed, and shall be construed as covenants running with the land; and wherever reference in made to either of the parties hereto, it shall be held to and include and apply also to the heirs, personal representatives, successors, and assigns of such party, as if in each and every case so expressed.

XXII. ADDRESSES FOR NOTICES.

     Any and all notices required or permitted to be given hereunder shall be considered to have been given if in writing and delivered to the respective party designated below upon the date of such personal delivery, or upon a date three (3) days following the mailing of any such notice by certified or registered mail, return receipt requested, addressed to the respective party at the respective address set forth below, or at such other address as either party may furnish the other for this purpose by written notification delivered or mailed to the other as herein provided:

NOTICES TO LESSOR:                                   NOTICES TO LESSEE:

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XXIII. DECLARATION OF CONTRACTUAL LIABILITY.

     If there is more than one party Lessee, the covenants and agreements of the Lessee shall be joint and several obligations of each such party.

XXIV. GRAMMATICAL USAGE.

     In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

XXV. COVENANT TO EXECUTE ADDITIONAL INSTRUMENTS.

     The parties hereto hereby agree to execute and deliver any instruments in writing necessary to carry out any agreement, covenant, term, condition, or assurance in this Lease whenever an occasion shall arise and request for such instrument shall be made.

XXVI. SEVERABILITY.

     If any provision of this Lease, or any application thereof, shall be declared invalid or unenforceable by any court of competent jurisdiction, the remainder of this Lease, and any other application of such provision, shall continue in full force and effect.

XXVII. CAPTIONS.

     The section headings are for convenience of reference only and shall not otherwise affect the meaning hereof.

XXVIII. GOVERNING LAW.

     This Lease shall be governed by and construed in accordance with the laws of the State of New Mexico.

XXIX. AMENDMENTS.

     It is understood and agreed by and between the parties hereto that this Lease shall not be altered, changed, or amended except by instrument in writing executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

North Star Research Corporation                      McLeod Business Properties

/s/ Richard Adler                                    /s/ Don W. McLeod
-----------------                                    -----------------
Richard Adler                                        Don W McLeod


                                ACKNOWLEDGEMENTS

A. For a natural person acting in his own right

STATE OF NEW MEXICO                         )
                                            )        SS:
COUNTY OF                                   )
         -----------------------------------

This instrument was acknowledged before on _____________________________, 19__,

                                                                       (date)

by ___________________________________.

         [(Name(s) of person(s)]

My commission expires                  _________________________________
         (SEAL)                                          Notary Public



E. For a corporation or incorporated association:

STATE OF NEW MEXICO                 )
                                            )        SS:
COUNTY OF                                   )
         -----------------------------------

This instrument was acknowledged before me on __________________________, 19_,

by ___________________, _________________, of _________________________________

   (Name of officer)    (Title of officer)   (Name of corporation acknowledging)

a __________________________________________ corporation, on behalf of

         (State of incorporation)

the corporation.


My commission expires                   _________________________________
         (SEAL)                                           Notary Public

                           MCLEOD BUSINESS PROPERTIES


                                                                  August 7, 1998


Lease Extension: 4421 McLeod NE Albuquerque, NM

Lessor: Don W McLeod McLeod Business Properties

Lessee: North Star Research Corp. Richard Adler

Original Lease: August 1, 1995

Extension Terms: 3 years $13,000.00 early buy out by lessee

         Monthly Rates:
         9/1/98--8/31/99             $4,320.70
         9/1/99--8/31/2000           $4,450.32
         9/1/2000--8/31/2001         $4,583.82

         Lessor to pay $14,000.00 for carpet & VCT

         All other terms to be same as original lease dated August 1, 1995





       /s/ Don W. McLeod 8/17/98            /s/ Richard J Adler
       -------------------------            ---------------------------
       McLeod Business Properties (lessor)  North Star Research (lessee)





4911 JEFFERSON N.E. ALBUQUERQUE, NEW MEXICO 87109 (505) 883-5969

                           MCLEOD BUSINESS PROPERTIES

                                                                    July 20,2001

Lease Extension:  4421 McLeod NE Albuquerque, NM
Lessor: Don W McLeod McLeod Business Properties
Lessee:   North Star Research Corp. Richard Adler

Original Lease: August 1, 1995

Extension terms: 3 years, $9,000,00 early buyout after first year of extension

Monthly Rates:
9/1/2001--8/31/2002                          $4,583.82
9/1/2002--8/31/2003                          $4,721.33
9/1/2003--8/31/2004                          $4,862.97

Lessor to pay $1,400.00 carpet & VCT allowance

All other terms to be the same as original lease dated August 1, 1995


/s/ Don W. McLeod                  /s/ Richard J Adler
------------------------------     ----------------------------------------
McLeod Business Properties         North Star Research













4911 JEFFERSON N.E. ALBUQUERQUE, NEW MEXICO 87109 (505) 883-5969

                                 Temporary Lease

     McLeod Business Properties, "Lessor", and North Star Research
Corporation, "Lessee", entered in to a Lease Agreement dated August 1, 1995 and amended August 7, 1998 and July 20, 2001. In consideration of this Lease, Lessor agrees to a Temporary Lease for the space contained at 4421 McLeod, Suite "B", Albuquerque, NM 87109 containing approximately 4,693 square feet of office/warehouse. This lease shall be for three (3) months beginning April 1, 2003. The monthly rent shall be $2,900.00 per month, plus utilities.

     The Premises shall be accepted "as is" and utilities shall be placed in Lessee's name. Lessee shall be responsible for repair or replacement for damages to the premises during the term of this agreement.

     Lessee agrees to comply with and be bound by the terms and conditions of the Lease referenced above while using such temporary space, including compliance with the insurance requirements contained therein.

     Upon the expiration of this Temporary Lease on June 30, 2003 this lease shall revert to a month-to-month lease, which may be terminated by either party with thirty (30) days written notice to the other party. This Temporary Lease can be terminated by either party, effective June 30, 2003, by providing written notice to the other party by June 1, 2003.

     Additionally, the Lessor hereby grants to Lessee, a First Right of Refusal to lease suite "B" on a permanent basis. Upon Landlords receipt of a bona fide Letter of Intent to lease suite "B", Lessor shall forward such offer to Lessee. Lessee shall have forty-eight (48) hours, from receipt, to accept or reject the terms and conditions of such offer in writing. If Lessee accepts such terms and conditions for suite "B", Lessor shall prepare an amendment to the Lease for Lessee's execution, which incorporates such space at the terms and conditions contained in the offer. Lessee shall execute such amendment within seven (7) days of receipt or the First Right of Refusal for suite "B" shall expire. In the event the Lessee rejects their First Right of Refusal, this Temporary Lease shall remain in effect, unless terminated by either party as outlined herein. In the event the Lessor receives no written response from Lessee within forty-eight
(48) hours, such inaction shall be deemed a rejection of the First Right of Refusal.

     This agreement is subject to Lessor's receipt and execution of a fully executed lease termination from Technology Integration Group (TIG), for this suite "B". Upon mutual execution of this Temporary Lease by Lessor and Lessee, the Temporary Storage agreement between Lessor and Lessee shall be terminated effective March 31, 2003.

Temporary Lease
03/21/03
Page 2

AGREED AND ACCEPTED

LESSEE:  North Star Research Corporation

By: /s/ Karen L. Adler                                        Date: 03-22-03
    ----------------------------------------                        ------------
       EVP-Finance

LESSOR:  McLeod Business Properties

By: /s/ Don W. McLeod                                Date: 3/31/03
    --------------------------------                       ---------------------

                            THIRD AMENDMENT TO LEASE


     This Amendment to Lease dated August 18, 2004, by and between McLeod Business Properties, Inc., hereinafter referred to as "Lessor", and North Star Research Corporation, hereinafter referred to as "Lessee".

                                    RECITALS

     WHEREAS, Lessor and Lessee entered into a Lease dated August 1, 1995 and Lease Amendment(s) dated August 7, 1998 and July 20, 2001, covering a portion of the development hereinafter referred to as McLeod Business Park, commonly known and described as 4421 McLeod NE, Suite A, Albuquerque, New Mexico 87109.

     WHEREAS, Lessor and Lessee have agreed to amend the Lease hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, Lessor and Lessee agree that the Lease is hereby amended as follows:

     1. TERM OF LEASE: The term of the Lease is hereby extended three (3) years, so that it shall expire on August 31, 2007.

     2. RENT: Commencing September 1, 2004, and continuing thereafter during the extended term, the monthly rental payments shall be due and payable as follows:

          September 1, 2004 -- August 31, 2005$4,862.97 per month
          September 1, 2005 -- August 31,2006 $4,862.97 per month
          September 1, 2006 -- August 31, 2007$5,008.86 per month

     3. Improvement Allowance: Lessor shall reimburse Lessee up to $1,400.00 for costs incurred by Lessee in the installation of carpet and VCT in the Premises. Lessee shall present an invoice to Lessor along with receipts from respective vendors.

     4. Early Termination: Beginning March 1, 2005, Lessee shall be permitted to terminate this Lease Agreement by providing Lessor at least one hundred twenty (120) days written notification of such termination and payment of $10,000.00 to Lessor at the time of such notice.

     5. RATIFICATION: Defined terms used in this Agreement and not otherwise defined shall have the same definitions as set forth in the Lease. The provisions of this Agreement shall prevail over any inconsistent or conflicting provision of the Lease. Except to the extent hereby modified, the Lease shall remain in full force and effect.

Page 2
Third Amendment to Lease
August 18, 2004


ACCEPTED AND AGREED TO BY:


LESSOR:                                  LESSEE:

McLeod Business Properties, Inc.         North Star Research Corporation

By: /s/ Don W. McLeod                    By: /s/ Richard J Adler
    --------------------------------         -------------------------------
    Don W. McLeod                            Richard Adler
                                             Its: President
                                                  ------------------------------

Date: 8/24/03                                Date: 8/18/04
      --------------------------------             -----------------------------

                            FOURTH AMENDMENT TO LEASE

     This Fourth Amendment to Lease dated NOVEMBER 24, 2004, by and between MCLEOD BUSINESS PROPERTIES, INC., hereinafter referred to as "Lessor", and NORTH STAR RESEARCH CORPORATION, hereinafter referred to as "Lessee".

                                    RECITALS

     WHEREAS, Lessor and Lessee entered into a LEASE DATED AUGUST 1, 1995 AND LEASE AMENDMENT(S) DATED AUGUST 7, 1998, JULY 20, 2001, MARCH 21, 2003 AND AUGUST 18,2004, covering a portion of the development hereinafter referred to as MCLEOD BUSINESS PARK, commonly known and described as 4421 McLeod NE, Suite A, Albuquerque, New Mexico 87109.

     WHEREAS, Lessor and Lessee have agreed to amend the Lease hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, Lessor and Lessee agree that the Lease is hereby amended as follows:

     1. Premises: The Existing Premises, Suite "A", containing 7,165 square feet shall be expanded to include the adjoining Suite "B", containing 4,693 square feet for a new total of 11,858 square feet.

     2. TERM OF LEASE: The term of the Lease for Suite A & B shall expire on August 31, 2007.

     3. RENT: Commencing January 1, 2005, and continuing thereafter during the extended term, the monthly rental payments shall be due and payable as follows:

          January 1, 2005 - August 31, 2005 $8,285.00 per month
          September 1, 2005 - August 31, 2006 $8,285.00 per month
          September 1, 2006 - August 31, 2007 $8,529.00 per month

     4. IMPROVEMENTS: Lessee is accepting the premise " As Is" except the Lessor will complete the improvements outlined in the attached Exhibit A1 and A2. Improvements will include "additive alternates" #1 and #2 listed on Exhibit A1, which adds a door from the new conference room to the existing space. Construction time is approximately two (2) weeks beginning upon mutual execution of this Fourth Amendment.

     5. EARLY TERMINATION: Beginning July 1, 2006, Lessee shall be permitted to terminate this Lease Agreement by providing Lessor at least one hundred twenty (120) days prior written notification of such termination and payment of $14,716.00 to Lessor at the time of such notice.

Page 2
Fourth Amendment to Lease
November 24, 2004


     6. RATIFICATION: Defined terms used in this Agreement and not otherwise defined shall have the same definitions as set forth in the Lease. The provisions of this Agreement shall prevail over any inconsistent or conflicting provision of the Lease. Except to the extent hereby modified, the Lease shall remain in full force and effect.


ACCEPTED AND AGREED TO BY:


LESSOR:                              LESSEE:

McLeod Business Properties, Inc.     NORTH STAR RESEARCH CORPORATION,
                                     A WHOLLY OWNED SUBSIDIARY OF
                                     IONATRON, INC., D/B/A NORTH STAR /
                                     IONATRON-ALB

By: /s/ Don W. McLeod                By: /s/ Robert J. Richter-Sand
    -----------------------------        -------------------------------------
    Don W. McLeod
                                     Its:     Vice President
                                          ------------------------------------

Date:12/3/04                         Date:   11/24/04
     ----------------------------         ------------------------------------